                       VAN ECK WORLDWIDE INSURANCE TRUST
            99 Park Avenue, New York, New York 10016 (800) 221-2220

     _____________________________________________________________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 JULY __, 1995

          ___________________________________________________________

     A SPECIAL MEETING of shareholders of the Van Eck Worldwide Insurance Trust ("the Trust") will be held at 99 Park Avenue, 8th Floor, New York, New York 10016 on September 28, 1995, at 3:00 p.m., for the following Purposes:

(1) To elect three Trustees to the Board of Trustees of the Trust;

(2) To ratify the selection of Coopers & Lybrand as independent public accountants;

(3) To consider approval of an amendment to the Master Trust Agreement to permit the Trustees to reorganize, merge or liquidate a fund without prior shareholder approval;

(4) To consider approval of an amendment to the voting provision of the Trust Agreement;

(5) To consider approval of an amendment to the amendment provision of the Trust Agreement;

(6) To consider approval of the proposed new Investment Advisory Agreement between each of Van Eck Associates Corporation and Gold and Natural Resources Fund and Worldwide Bond Fund.



                                       By Order of the Board of Trustees



                                       Thaddeus Leszczynski
                                       Secretary

August 12, 1995

       __________________________________________________________________

                         YOUR VOTE IS IMPORTANT TO US!
        WHETHER YOU EXPECT TO ATTEND THE SPECIAL MEETING OR NOT, PLEASE
       COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY

PROXY

                       VAN ECK WORLDWIDE INSURANCE TRUST
      PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD SEPTEMBER 28, 1995

     The undersigned shareholder of Van Eck Worldwide Insurance Trust (the "Trust'), having received Notice of the Meeting of Shareholders of the Fund to be held on September 28, 1995 and the Proxy Statement accompanying such Notice, hereby constitutes and appoints Barbara Allen and Jennifer Barber and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York, on Thursday, September 28, 1995, at 3:00 P.M., New York Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE HEREOF.  THE
                             ---
SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR
                                                                            ---
THE PROPOSAL IF NO CHOICE IS INDICATED.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                       For joint accounts, all co-owners must
                                       sign. Executors, administrators,
                                       trustees, etc. should so indicate when
                                       signing.

                                       Dated: _____________________________ 1995

                                       _________________________________
                                       Signature of Shareholder

                                       _________________________________
                                       Signature of Co-Owner

________________________________________________________________________________
The Board of Trustees recommends a vote FOR each proposal.

1. ELECTION OF TRUSTEES

  FOR ALL NOMINEES WITHHOLD AUTHORITY to vote for the nominees listed below. FOR ALL NOMINEES EXCEPT

  [to withhold authority to vote for any nominees listed below, strike a line in the name of the nominee(s)]

        Rodger A. Lawson,     David J. Olderman,     Richard Stamberger

                                                          FOR   AGAINST  ABSTAIN
2. THE PROPOSAL TO RATIFY THE SELECTION OF
   COOPERS & LYBRAND AS THE TRUST'S INDEPENDENT
   PUBLIC ACCOUNTANTS.

3. THE PROPOSAL TO AMEND THE MASTER TRUST AGREEMENT
   TO PERMIT THE TRUSTEES TO REORGANIZE, MERGE OR
   LIQUIDATE A FUND WITHOUT PRIOR SHAREHOLDER APPROVAL.

4. THE PROPOSAL TO AMEND THE VOTING PROVISION OF THE
   TRUST AGREEMENT

5. THE PROPOSAL TO AMEND THE AMENDMENT PROVISION OF
   THE TRUST AGREEMENT.

6. THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY
   AGREEMENT BETWEEN EACH OF VAN ECK ASSOCIATES
   CORPORATION AND GOLD AND NATURAL RESOURCES FUND AND
   WORLDWIDE BOND FUND.

7. At their discretion, the proxies herein are authorized to consider and act upon such other matters as may come before the Special Meeting.